SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 16, 1996


                   The CIT Group Securitization Corporation II
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


        33-85224                                          22-3328188
(Commission File Number)                       (IRS Employer Identification No.)


                   650 CIT Drive, Livingston, New Jersey 07039
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (201) 740-5000


                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     On January 16, The Chase Manhattan Bank (National Association), as Trustee, made the monthly distribution to the holders of the CIT Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates Series 1995-1.


Item 7.   Financial Statements and Exhibits.

          (c) Exhibits.

     The following are filed herewith. The exhibit numbers correspond with
Item 601(b) of Regulation S-K.

     Exhibit No.         Description                                 Page
     -----------         -----------                                 ----
         28              Monthly Report delivered by                  3
                         the Trustee to Certificateholders
                         in connection with distributions
                         on January 16, 1996


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    THE CIT GROUP/SALES FINANCING,
                                         INC., as servicer



                                    By:  /s/ Richard W. Bauerband
                                        -----------------------------
                                    Name:    Richard W. Bauerband
                                    Title:   Executive Vice President


Dated:  January 22, 1996

                       THE CIT GROUP/SALES FINANCING, INC.

                        CERTIFICATE OF SERVICING OFFICERS


The undersigned states that he is a Vice President of The CIT Group/Sales Financing, Inc., a corporation organized under the laws of Delaware ("CITSF"), and that as such he is duly authorized to execute and deliver this certificate on behalf of CITSF pursuant to Section 6.02 of the Pooling and Servicing Agreement, dated as of February 1, 1995 (the "Agreement"), among CITSF, The CIT Group Securitization Corporation II and The Chase Manhattan Bank (National Association), as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further states that:

1. The Monthly Report for the period from December 1, 1995 to December 31, 1995 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

I have affixed hereunto my signature this 12th day of January 1996.


                                       THE CIT GROUP/SALES FINANCING, INC.


                                       BY  /s/ Frank Garcia
                                          ------------------------------
                                               Frank Garcia
                                               Vice President

                    The CIT Group Securitization Corporation
          Manufactured Housing Contract Senior Subordinate Certificates
                                  Series 1995-1

                                                   Cut-off date        12/31/95
                                                   Determination date   1/10/96
                                                   Remittance date      1/12/96



All Payments of Principal on the Contracts                           856,855.89
All Payments of Interest on the Contracts                          1,014,638.68
All Liquidation Proceeds on the Contracts with
  respect to Principal                                               110,630.45
Amounts not required to be Deposited                                   1,316.26
Paid Ahead on Pre-Funding Account                                          0.00
Monthly Advance                                                      220,557.25
Reimbursement of Prior Month Advances                                (96,646.70)
Withdrawal from the Pre-Funding Account                                    0.00

Total Amount on Deposit in Certificate Account                     2,107,351.83

Distribution Amounts

1. Aggregate Senior Certificate Distribution                       1,643,074.04

2. Aggregate Class A-4 distribution                                   73,986.67

3. Aggregate Class A-5 distribution                                   79,489.17

4. Aggregate Class R distribution                                    188,061.40

5. Amounts to Servicer                                               122,740.55

Total Distribution                                                 2,107,351.83

Interest

1. Aggregate amount of Interest
       (a) Class A-1 interest @ 7.70%                                213,567.96
       (b) Class A-2 interest @ 8.05%                                190,154.42
       (c) Class A-3 interest @ 8.40%                                241,346.00

2. Amount applied to Senior Certificate Interest Shortfall                 0.00

3. Remaining Unpaid Senior Certificate Interest Shortfall                  0.00

4. Total Distribution in respect of interest
       (a) Class A-1                                                 213,567.96
       (b) Class A-2                                                 190,154.42
       (c) Class A-3                                                 241,346.00

Principal

5. Formula Principal Distribution Amount                             998,005.66

       (a) Stated Principal                                          195,489.79
       (b) Principal Prepayments                                     661,366.10
       (c) Liquidated Contracts                                      141,149.77
       (d) Repurchases                                                     0.00

6. Pool Stated Principal Balance                                 115,569,312.23

7. Senior Certificate Principal Distribution
       (a) Class A-1                                                 998,005.66
       (b) Class A-2                                                       0.00
       (c) Class A-3                                                       0.00


8. Principal Balance after giving effect to Principal
     Distribution
       (a) Class A-1                                              32,285,312.23
       (b) Class A-2                                              28,346,000.00
       (c) Class A-3                                              34,478,000.00

9.  Class A-4 Principal Balance                                    9,920,000.00

10. Class A-5 Principal Balance                                   10,540,000.00

11. Senior Certificate Principal Shortfall for Remittance date
        (a) Class A-1                                                      0.00
        (b) Class A-2                                                      0.00
        (c) Class A-3                                                      0.00

12. Unpaid Senior Certificate Principal Shortfall after giving effect to Principal Distribution
        (a) Class A-1                                                      0.00
        (b) Class A-2                                                      0.00
        (c) Class A-3                                                      0.00

13. Total Distribution in respect of Principal                       998,005.66

14. Senior Certificate Pool Balance Factor                              0.76701

Delinquency Information                               Number          Amount
                                                      ------          ------
15. Delinquent Contracts
        (a) 31-59 Days                                 123         4,429,681.03
        (b) 60 days or more                             87         3,146,166.53

16. Repossessed Contracts                                3            82,651.87

17. Repossessed Contracts Remaining in Inventory        32         1,137,410.63

18. Remaining Amount Available                                       464,277.79


Class A-4 and Class A-5 Certificates

Interest

1.  Aggregate Class A-4 Interest @ 8.95%                              73,986.67

2.  Aggregate Class A-5 Interest @ 9.05%                              79,489.17

3.  Amounts applied to unpaid Class A-4 interest shortfall                 0.00

4.  Amounts applied to unpaid Class A-5 interest shortfall                 0.00

5.  Remaining Class A-4 Interest Shortfall                                 0.00

6.  Remaining Class A-5 Interest Shortfall                                 0.00

7.  Total Distribution in respect of Interest to Class A-4
      Certificates                                                     73,986.67

8.  Total Distribution in respect of Interest to Class A-5
      Certificates                                                     79,489.17

Principal

9.   Class A-4 Principal Distribution                                      0.00

10. Class A-5 Principal Distribution                                       0.00

11. Principal Balance after giving effect to Principal
      Distribution Class A-4                                       9,920,000.00

12. Principal Balance after giving effect to Principal
      Distribution Class A-5                                      10,540,000.00

13. Class A-4 Principal Shortfall for Remittance Date                      0.00

14. Class A-5 Principal Shortfall for Remittance Date                      0.00

15. Class A-5 Principal Liquidation Loss Amount                            0.00

16. Unpaid Class A-4 Principal Shortfall after giving effect to
      Principal Distribution                                              0.00



17. Unpaid Class A-5 Principal Shortfall after giving effect to
       Principal Distribution                                              0.00

18. Total Distribution in respect of Principal Class A-4                   0.00

19. Total Distribution in respect of Principal Class A-5                   0.00

20. Class A-4 Pool Factor                                               0.08000

21. Class A-5 Pool Factor                                               0.08500

22. Amount of Guarantee Payment made to Holders of Class A-5               0.00
      Certificates

Class R Certificates

23. Class R Residual Payment                                         188,061.40

     a.   The amount (if any ) by which the Amount Available
          exceeds the amounts distributed to Offered
          Certificateholders, the Monthly Servicing fee and
          the Guarantee Fee                                          188,061.40

     b.   Aggregate Repossession Profits less amount
          retained by Servicer to reimburse itself for
          taxes paid                                                       0.00


Miscellaneous

24. Monthly Servicing Fee                                             97,139.43

25. Guarantee Fee                                                     24,284.86

26. Amount  of funds on deposit in the Pre-Funding Account                 0.00

27. Weighted Average Contract Rate of Outstanding Contracts               11.44%

28. Number of Subsequent Contracts                                            0

29. Aggregate Principal Balance of Subsequent Contracts                    0.00

30. Number of Subsequent Contracts purchased by the Trustee                   0

31. Aggregate stated Principal Balance of the Subsequent
      contracts purchased by the Trustee                                   0.00